Principal Funds, Inc.
Supplement dated December 16, 2022
to the Statement of Additional Information dated March 1, 2022 as amended and restated November 18, 2022

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

On December 13, 2022, the Principal Funds, Inc. Board of Directors approved the conversion of the Class C shares of the Core Fixed Income Fund, LargeCap S&P 500 Index Fund, Principal Capital Appreciation Fund, and the SmallCap Fund into Class A shares. Following the close of business on May 19, 2023, delete references to Class C shares from the Statement of Additional Information for the Core Fixed Income Fund, LargeCap S&P 500 Index Fund, Principal Capital Appreciation Fund, and the SmallCap Fund.

LEADERSHIP STRUCTURE AND BOARD
In the Committee table, delete the members of the 15(c) Committee and Operations Committee and replace with the following:

Committee and Independent Board Members
15(c) Committee Karrie McMillan, Chair Fritz S. Hirsch Padel L. Lattimer Meg VanDeWeghe
Operations Committee Padel L. Lattimer, Chair Craig Damos Karrie McMillan

INVESTMENT ADVISORY AND OTHER SERVICES
On December 16, 2022, under Investment Advisors, delete the Sub-Advisor: MetLife Investment Management, LLC section.

APPENDIX C - PROXY VOTE POLICIES
On December 16, 2022, delete the proxy voting policy for MetLife Investment Management, LLC.
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